Exhibit 99.1

PRESS RELEASE | March 24, 2022 | NASDAQ:PLL

Piedmont Announces Closing of Public Offering of Common Stock

NEW YORK, March 24, 2022 - Piedmont Lithium Inc. (“Piedmont” or the “Company”) (Nasdaq:PLL; ASX:PLL) today announced the closing of its previously announced underwritten public offering of 2.01 million shares (“shares”) of its common stock, which includes the full exercise of the underwriters’ option to purchase 262,500 shares (“Public Offering”). The aggregate gross proceeds of the Public Offering, before underwriting discounts and commissions, totaled $130.8 million.

Piedmont intends to use the net proceeds from the offering to fund the Company’s share of the capital required to restart the operations at North American Lithium in Quebec, to fund exploration and definitive feasibility studies at Eyowaa in Ghana, to advance the Company’s merchant lithium hydroxide plant in the southeastern United States, and to continue development of the Carolina Lithium Project, including ongoing permitting activities, engineering design, and property acquisition. Additionally, the net proceeds may be used to fund possible strategic initiatives and for general corporate purposes.

J.P. Morgan and Evercore ISI acted as joint book-runners for the Public Offering.  Canaccord Genuity, B. Riley Securities, BTIG, LLC, Clarksons Platou Securities, Inc., D.A. Davidson & Co., Jett Capital Advisors LLC, Loop Capital Markets, Roth Capital Partners, ThinkEquity and Tuohy Brothers acted as co-managers for the Public Offering.

The Public Offering was made pursuant to an effective shelf registration statement that has been filed with the U.S. Securities and Exchange Commission (the “SEC”). A final prospectus supplement related to the Public Offering has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov and on the ASX website. Copies of the final prospectus supplement and the accompanying prospectus relating to the Public Offering may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at (866) 803-9204 or by e-mail at prospectus-eq_fi@jpmchase.com; and Evercore Group L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 35th Floor, New York, NY 10055, by telephone at (888) 474-0200 or by e-mail at ecm.prospectus@evercore.com.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “expect,” “estimate,” “may,” “might,” “will,” “could,” “can,” “shall,” “should,” “would,” “leading,” “ objective,” “intend,” “contemplate,” “design,” “predict,” “potential,” “plan,” “target” and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements. Such factors include, among others, risks related to:  the anticipated use of the net proceeds of the Public Offering; the fact that the Company’s management will have broad discretion in the use of the proceeds from the sale of the shares; the risk that anticipated plans, development, production, revenues or costs are not attained; the Company’s operations being further disrupted and the Company’s financial results being adversely affected by public health threats, including the novel coronavirus pandemic; the Company’s limited operating history in the lithium industry; the Company’s status as a development stage company, including the Company’s ability to identify lithium mineralization and achieve commercial lithium mining; mining, exploration and mine construction, if warranted, on the Company’s properties, including timing and uncertainties related to acquiring and maintaining mining, exploration, environmental and other licenses, permits, access rights or approvals in Gaston County, North Carolina, the Province of Quebec, Canada and Cape Coast, Ghana as well as properties that Piedmont may acquire or obtain an equity interest in the future; completing required permitting activities required to commence processing operations for the LHP-2 Project; the Company’s ability to achieve and maintain profitability and to develop positive cash flows from the Company’s processing activities; the Company’s estimates of mineral reserves and resources and whether mineral resources will ever be developed into mineral reserves; investment risk and operational costs associated with the Company’s exploration activities; the Company’s ability to develop and achieve production on the Company’s properties; the Company’s ability to enter into and deliver products under supply agreements; the pace of adoption and cost of developing electric transportation and storage technologies dependent upon lithium batteries; the Company’s ability to access capital and the financial markets; recruiting, training and developing employees; possible defects in title of the Company’s properties; compliance with government regulations; environmental liabilities and reclamation costs; estimates of and volatility in lithium prices or demand for lithium; the Company’s common stock price and trading volume volatility; the development of an active trading market for the Company’s common stock; the Company’s failure to successfully execute its growth strategy, including any delays in the Company’s planned future growth; and other factors set forth in the Company’s most recent Transition Report on Form 10-KT and subsequent reports, as filed with the SEC.

All forward-looking statements reflect Piedmont’s beliefs and assumptions based on information available at the time the assumption was made. These forward-looking statements are not based on historical facts but rather on management’s expectations regarding future activities, results of operations, performance, future capital and other expenditures, including the amount, nature and sources of funding thereof, competitive advantages, business prospects and opportunities. By its nature, forward-looking information involves numerous assumptions, inherent risks and uncertainties, both general and specific, known and unknown, that contribute to the possibility that the predictions, forecasts, projections or other forward-looking statements will not occur. Although Piedmont has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated, or expected. Piedmont cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the securities laws of the United States, Piedmont disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Piedmont qualifies all the forward-looking statements contained in this release by the foregoing cautionary statements.

About Piedmont Lithium

Piedmont Lithium is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. The centerpiece of our operations, located in the renowned Carolina Tin Spodumene Belt of North Carolina, when combined with equally strategic and in-demand mineral resources, and production assets in Quebec, and Ghana, positions us to be one of the largest, lowest cost, most sustainable producers of battery-grade lithium hydroxide in the world. We will also be strategically located to best serve the fast-growing North American electric vehicle supply chain. The unique geology, geography and proximity of our resources, production operations and customer base, will allow us to deliver valuable continuity of supply of a high-quality, sustainably produced lithium hydroxide from spodumene concentrate, preferred by most EV manufacturers. Our planned diversified operations should enable us to play a pivotal role in supporting America’s move toward decarbonization and the electrification of transportation and energy storage. As a member of organizations like the International Responsible Mining Association, and the Zero Emissions Transportation Association, we are committed to protecting and preserving our planet for future generations, and to making economic and social contributions to the communities we serve.

For further information, contact:

Keith Phillips	Patrick Brindle
President & CEO	EVP – Chief Operating Officer
T: +1 973 809 0505	T: +1 412 818 0376
E: kphillips@piedmontlithium.com	E: pbrindle@piedmontlithium.com